INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
INCOME TAXES
INCOME TAXES
The partnership is a flow-through entity for tax purposes and as such is not subject to Bermudian taxation. However, income taxes are recognized for the amount of taxes payable by the primary holding subsidiaries of the partnership (“Holding Entities”), any direct or indirect corporate subsidiaries of the Holding Entities and for the impact of deferred tax assets and liabilities related to such entities.

(US$ Millions)	Dec. 31, 2018	Dec. 31, 2017
Deferred income tax assets:
Non-capital losses (Canada)	$41	$54
Capital losses (Canada)	34	54
Net operating losses (United States)	291	78
Non-capital losses (foreign)	94	70
Tax credit carryforwards	36	36
Deferred financing costs	—	5
Foreign currency	4	12
Other	16	33
	516	342
Deferred income tax (liabilities):
Properties	(2,894)	(3,086)
Investments in associates	—	(144)
	(2,894)	(3,230)
Net deferred tax (liability)	$(2,378)	$(2,888)

The changes in deferred tax balances are presented as follows:

		Recognized in
(US$ Millions)	Dec. 31, 2017	Income	Equity	Acquisitions and Dispositions	OCI	Dec. 31, 2018
Deferred tax assets	$342	$(23)	$—	$208	$(11)	$516
Deferred tax (liabilities)	(3,230)	240	—	(32)	128	(2,894)
Net deferred tax (liability)	$(2,888)	$217	$—	$176	$117	$(2,378)

		Recognized in
(US$ Millions)	Dec. 31, 2016	Income	Equity	Acquisitions and Dispositions	OCI	Dec. 31, 2017
Deferred tax assets	$306	$(7)	$6	$14	$23	$342
Deferred tax (liabilities)	(2,761)	(13)	(117)	(175)	(164)	(3,230)
Net deferred tax (liability)	$(2,455)	$(20)	$(111)	$(161)	$(141)	$(2,888)

During 2018, the partnership and its subsidiaries acquired additional ownership in Brookfield Global Real Estate Special Opportunities Inc. causing the partnership to consolidate the investment. This resulted in the recognition of net deferred tax assets of $200 million. During 2018, the purchase price allocations for certain business combinations were completed and an additional $25 million of net deferred tax (liabilities) were recognized.

During 2017, the purchase price allocation for IFC Seoul was completed and an additional $234 million of net deferred tax (liabilities) were recognized. This amount was partially offset by the disposition of two entities with net deferred tax (liabilities). During 2017, the partnership redeemed the non-controlling interest of BOX and entered into an amended management agreement with its co-investors in Brazil Retail resulting in the loss of control over the joint venture. The partnership has recognized the deferred income tax effects of these transactions through equity.

The Holding Entities and their Canadian subsidiaries have deferred tax assets of $41 million (December 31, 2017 - $54 million) related to non-capital losses that will begin to expire in 2032, and $34 million (December 31, 2017 - $54 million) related to capital losses that have no expiry. The Holding Entities and their U.S. subsidiaries have deferred tax assets of $291 million (December 31, 2017 - $78 million) related to net operating losses that will begin to expire in 2027. The Holding Entities and their foreign subsidiaries, mainly in South Korea and India, have deferred tax assets of $94 million (December 31, 2017 - $70 million) related to non-capital losses which will begin to expire in 2020.

The gross deductible temporary differences, unused tax losses, and unused tax credits for which no deferred tax asset is recognized are as follows:

(US$ Millions)	Dec. 31, 2018	Dec. 31, 2017
Unused tax losses - gross
Net operating losses (United States)	$74	$251
Net operating losses (foreign)	351	223
Unrecognized deductible temporary differences, unused tax losses, and unused tax credits	$425	$474

The Holding Entities, their U.S. subsidiaries, and foreign subsidiaries have gross deductible temporary differences, unused tax losses, and unused tax credits which have not been recognized of $425 million (December 31, 2017 - $474 million) related to net operating losses. Approximately $83 million of the foreign net operating losses will expire by 2028. The remaining foreign net operating losses have no expiry. The majority of the U.S. net operating losses will begin to expire in 2035.

The aggregate amount of gross temporary differences associated with investments and interests in joint arrangements in subsidiaries for which deferred tax liabilities have not been recognized as of December 31, 2018 is approximately $10 billion (December 31, 2017 - $8 billion).

The major components of income tax expense include the following:

(US$ Millions) Years ended Dec. 31,	2018	2017	2016
Current income tax expense	$299	$172	$136
Deferred income tax expense	(218)	20	(711)
Income tax (benefit) expense	$81	$192	$(575)

The decrease in income tax expense for the year ended December 31, 2018 compared to the prior year primarily relates to the partnership recorded a significant deferred tax recovery as a result of the the acquisition of a controlling interest in GGP.

The increase in income tax expense for the year ended December 31, 2017 compared to the prior year primarily relates to the fact the partnership recorded a significant deferred tax recovery in 2016 as a result of the reorganizations, offset in part by a deferred tax recovery recorded in 2017 to reflect a change in the U.S. federal tax applicable to certain of the partnership’s U.S. subsidiaries.

Years ended Dec. 31,	2018	2017	2016
Statutory income tax rate	26%	26%	26%
Increase (decrease) in rate resulting from:
International operations subject to different tax rates	(10)%	(5)%	1%
Non-controlling interests in income of flow-through entities	(11)%	(12)%	(9)%
Change in tax rates applicable to temporary differences in other jurisdictions	(5)%	(5)%	(46)%
Other	2%	3%	1%
Effective income tax rate	2%	7%	(27)%

As the partnership is not subject to tax, the analyses used the applicable Canadian blended Federal and Provincial tax rate as the statutory income tax rate.